SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Crescent Capital BDC, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transactions applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing party:
	(4)	Date Filed:

CRESCENT CAPITAL BDC, INC.

11100 Santa Monica Blvd.

Suite 2000

Los Angeles, California 90025

(310) 235-5900

IMPORTANT NOTICE AND URGENT ACTION REQUESTED

June 21, 2018

Dear Stockholder:

Recently, we sent you proxy materials regarding the 2018 Annual Meeting of Stockholders of Crescent Capital BDC, Inc. (the “Corporation”) that was originally held on May 30, 2018 and reconvened on June 19, 2018 (the “Meeting”). The Meeting has been adjourned with respect to one or more proposals to Tuesday, July 10, 2018, at 10:00 a.m. Pacific Time at the offices of the Corporation at 11100 Santa Monica Blvd., Suite 2000, Los Angeles, California 90025.

At the Meeting, you will be asked to approve an extension of the deadline for a Qualified IPO (as defined in Proposal 4 in the previously furnished Proxy Statement) to June 30, 2022.

The accompanying Notice of Meeting of Stockholders and the Proxy Statement that was originally mailed to stockholders on or about April 30, 2018 include information relating to the extension of the deadline for a Qualified IPO.

To date, we have received 99.76% approval for extending the deadline for a Qualified IPO. We must receive an affirmative vote from 100.0% of the outstanding shares of common stock of the Corporation in order to approve the proposal. If you have not voted, please vote as soon as possible to have your shares represented at the Meeting. Whether or not you plan to attend, please complete, date, sign, and mail the enclosed proxy card to us to assure that your shares are represented at the Meeting.

On behalf of management and the Board of Directors, we thank you for your continued support of the Corporation.

Sincerely,

/s/ Jason Breaux
Jason Breaux
Chief Executive Officer

CRESCENT CAPITAL BDC, INC.

11100 Santa Monica Blvd.

Suite 2000

Los Angeles, California 90025

(310) 235-5900

NOTICE OF RECONVENED MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 10, 2018

Notice is hereby given to holders of shares of common stock of Crescent Capital BDC, Inc., a Delaware corporation (the “Corporation”), that a reconvened Meeting of Stockholders (the “Meeting”) will be held at the offices of the Corporation at 11100 Santa Monica Blvd., Suite 2000, Los Angeles, California 90025, on Tuesday, July 10, 2018, at 10:00 a.m. Pacific Time, for the following purposes:

1.	To approve an extension of the deadline for a Qualified IPO (as defined in Proposal 4 in the previously furnished Proxy Statement) to June 30, 2022; and

2.	To transact such other business as may properly come before the Meeting or at any adjournment thereof.

THE BOARD OF DIRECTORS, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS A VOTE FOR THE EXTENSION OF THE DEADLINE FOR A QUALIFIED IPO.

The close of business on April 27, 2018 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or at any adjournment or postponement thereof. Please call (310) 235-5900 for directions on how to attend the Meeting and vote in person.

By Order of the Board of Directors,

/s/ George P. Hawley
George P. Hawley
Secretary

June 21, 2018

Los Angeles, California

The proxy statement, a form of proxy card and the Corporation’s 2017 annual report to the stockholders (the “Annual Report”), which consists of the Corporation’s annual report on Form 10-K for the fiscal year ended December 31, 2017 (the “2017 Form 10-K”), are available online at www.crescentcap.com/crescent-capital-bdc. If you plan on attending the Meeting, whether or not you intend to vote your shares in person, you will need to bring photo identification and proof of ownership of shares as of the record date in order to be admitted to the Meeting.

The Board of Directors is requesting your vote. Your vote is important regardless of the number of shares that you own. Whether or not you expect to be present at the Meeting, we encourage you to complete and sign the enclosed proxy card and return it promptly in the enclosed envelope, which needs no postage if mailed in the U.S. You may revoke your proxy at any time before it is exercised.

Please complete, sign and date this form. Fold and return your entire ballot in the enclosed postage paid return envelope.

Please ensure the address below shows through the window of the enclosed postage-paid return envelope.

CRESCENT CAPITAL BDC, INC. 11100 Santa Monica Blvd.
Suite 2000
Los Angeles, California 90025

CRESCENT CAPITAL BDC, INC.

Reconvened Meeting of Stockholders – July 10, 2018

Proxy Solicited on Behalf of the Board of Directors

The undersigned holder of shares of Crescent Capital BDC, Inc., a Delaware corporation (the “Corporation”), hereby appoints Mike L. Wilhelms and Joseph A. Hanlon, and each of them separately, with full power of substitution, as proxies to represent the undersigned at a reconvened Meeting of Stockholders to be held at 11100 Santa Monica Blvd., Suite 2000, Los Angeles, CA 90025, on Tuesday, July 10, 2018, at 10:00 a.m. Pacific Time and at any and all adjournments and postponements thereof (the “ Meeting”), and thereat to vote all shares of the Corporation which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions of this proxy. The undersigned holder hereby acknowledges receipt of the accompanying Notice of Meeting and Proxy Statement.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the law of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

IF YOU SIGN, DATE AND RETURN THIS PROXY, IT WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” EACH PROPOSAL.

Please sign exactly as names appear on this proxy. If shares are held jointly, each holder should sign. If signing as an attorney, trustee, executor, administrator, custodian, guardian or
corporate officer, please give full title.	▶	Signature(s)
Signature(s)
Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE RECONVENED MEETING OF SHAREHOLDERS TO BE HELD ON JULY 10, 2018

The proxy statement for this meeting and the Corporation’s 2017 Annual

Report are available at:

www.crescentcap.com/crescent-capital-bdc

CRESCENT CAPITAL BDC, INC.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED HOLDER WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY WILL BE VOTED FOR EACH PROPOSAL UNLESS OTHERWISE INDICATED. THIS PROXY WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE AND APPLICABLE FEDERAL SECURITIES LAWS.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ⬛

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE BELOW PROPOSALS.

PROPOSALS:

1.	To approve an extension of the deadline for a Qualified IPO to June 30, 2022 (each term as defined in the previously furnished proxy statement).	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	To transact such other business as may properly come before the Meeting and any adjournment thereof.	FOR ☐	AGAINST ☐	ABSTAIN ☐

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED  ENVELOPE

2